                                                              Exhibit 16(a)





                  BALANCED ASSETS FUND - CLASS A

                     PERFORMANCE CALCULATION
           FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1995


Average Annual Total Return:


                               P(1 + T)/n/ = ERV

Where:    P       =    A hypothetical initial payment of $1,000
          T       =    Average annual total return
          n       =    Number of years
          ERV     =    Ending redeemable value of a hypothetical $1,000 payment
                       made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

                 one-year = P(1 + (.1375))/1/= ERV = 1,137.50

                     five-year = P(1 + T)/5/ = ERV =  N/A

                                            /736/
            since inception = P(1 + (.0707))/365/ =  ERV = 1,147.69

                                                              Exhibit 16(b)





                  BALANCED ASSETS FUND - CLASS B

                     PERFORMANCE CALCULATION
           FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1995


Average Annual Total Return:


                               P(1 + T)/n/ = ERV

Where:    P       =    A hypothetical initial payment of $1,000
          T       =    Average annual total return
          n       =    Number of years
          ERV     =    Ending redeemable value of a hypothetical $1,000 payment
                       made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

                 one-year = P(1 + (.1516))/1/= ERV = 1,151.60

                 five-year = P(1 + .1367)/5/ = ERV = 1,897.71

                                           /128/
              since inception = P(1 + .1178)/12/ = ERV = 3,280.08

                                                              Exhibit 16(c)





                        BLUE CHIP GROWTH FUND - CLASS A

                            PERFORMANCE CALCULATION
                 FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1995


Average Annual Total Return:


                               P(1 + T)/n/ = ERV

Where:    P       =    A hypothetical initial payment of $1,000
          T       =    Average annual total return
          n       =    Number of years
          ERV     =    Ending redeemable value of a hypothetical $1,000 payment
                       made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

                  one-year = P(1 + .1432)/1/ = ERV = 1,143.20

                     five-year = P(1 + T)/5/ = ERV =  N/A

                                            /722/
            since inception = P(1 + (.0643))/365/ = ERV = 1,131.19

                                                              Exhibit 16(d)





                        BLUE CHIP GROWTH FUND - CLASS B

                            PERFORMANCE CALCULATION
                 FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1995


Average Annual Total Return:


                               P(1 + T)/n/ = ERV

Where:    P       =    A hypothetical initial payment of $1,000
          T       =    Average annual total return
          n       =    Number of years
          ERV     =    Ending redeemable value of a hypothetical $1,000 payment
                       made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

                 one-year = P(1 + (.1569))/1/= ERV = 1,156.90

                 five-year = P(1 + .1456)/5/ = ERV = 1,973.17

                                           /126/
             since inception = P(1 + .1033) /12/ = ERV = 2,807.26

                                                              Exhibit 16(e)





                         MID-CAP GROWTH FUND - CLASS A

                            PERFORMANCE CALCULATION
                 FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1995


Average Annual Total Return:


                               P(1 + T)/n/ = ERV

Where:    P       =    A hypothetical initial payment of $1,000
          T       =    Average annual total return
          n       =    Number of years
          ERV     =    Ending redeemable value of a hypothetical $1,000 payment
                       made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

                 one-year = P(1 + (.2206))/1/ = ERV = 1,220.60

                 five-year = P(1 + .1687)/5/ = ERV = 2,180.29

                                           /104/
            since inception = P(1 + (.1199))/12/ =  ERV = 2,668.21

                                                              Exhibit 16(f)





                         MID-CAP GROWTH FUND - CLASS B

                            PERFORMANCE CALCULATION
                 FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1995


Average Annual Total Return:


                               P(1 + T)/n/ = ERV

Where:    P       =    A hypothetical initial payment of $1,000
          T       =    Average annual total return
          n       =    Number of years
          ERV     =    Ending redeemable value of a hypothetical $1,000 payment
                       made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

                 one-year = P(1 + .2341)/1/ = ERV = 1,234.10

                     five-year = P(1 + T)/5/ = ERV =  N/A

                                            /727/
            since inception = P(1 + (.0506))/365/ = ERV = 1,103.31

                                                              Exhibit 16(g)





                      SMALL COMPANY GROWTH FUND - CLASS A

                            PERFORMANCE CALCULATION
                 FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1995


Average Annual Total Return:


                               P(1 + T)/n/ = ERV

Where:    P       =    A hypothetical initial payment of $1,000
          T       =    Average annual total return
          n       =    Number of years
          ERV     =    Ending redeemable value of a hypothetical $1,000 payment
                       made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

                 one-year = P(1 + (.4137))/1/= ERV = 1,413.70

                 five-year = P(1 + .2587)/5/ = ERV = 3,159.45

                                            /104/
             since inception = P(1 + (.1436))/12/ = ERV = 3,199.21

                                                              Exhibit 16(h)





                      SMALL COMPANY GROWTH FUND - CLASS B

                            PERFORMANCE CALCULATION
                 FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1995


Average Annual Total Return:


                               P(1 + T)/n/ = ERV

Where:    P       =    A hypothetical initial payment of $1,000
          T       =    Average annual total return
          n       =    Number of years
          ERV     =    Ending redeemable value of a hypothetical $1,000 payment
                       made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

                 one-year = P(1 + (.4312))/1/= ERV = 1,431.20

                     five-year = P(1 + T)/5/ = ERV =  N/A

                                           /736/
             since inception = P(1 + .1531)/365/ = ERV = 1,332.76

                                                              Exhibit 16(i)





                        GLOBAL BALANCED FUND - CLASS A

                            PERFORMANCE CALCULATION
                FOR THE FISCAL PERIOD ENDED SEPTEMBER 30, 1995


Average Annual Total Return:


                               P(1 + T)/n/ = ERV

Where:    P       =    A hypothetical initial payment of $1,000
          T       =    Average annual total return
          n       =    Number of years
          ERV     =    Ending redeemable value of a hypothetical $1,000 payment
                       made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

                  one-year = P(1 + .0059)/1/ = ERV = 1,005.90

                     five-year = P(1 + T)/5/ = ERV =  N/A

                                            /473/
            since inception = P(1 + (.0012))/365/ = ERV = 1,001.56

                                                              Exhibit 16(j)





                        GLOBAL BALANCED FUND - CLASS B

                            PERFORMANCE CALCULATION
                FOR THE FISCAL PERIOD ENDED SEPTEMBER 30, 1995


Average Annual Total Return:


                               P(1 + T)/n/ = ERV

Where:    P       =    A hypothetical initial payment of $1,000
          T       =    Average annual total return
          n       =    Number of years
          ERV     =    Ending redeemable value of a hypothetical $1,000 payment
                       made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

                 one-year = P(1 + .0168)/1/ = ERV = 1,016.80

                     five-year = P(1 + T)/5/ = ERV =  N/A

                                            /472/
            since inception = P(1 + (.0087))/365/ = ERV = 1,011.26

                                                              Exhibit 16(k)





                       GROWTH AND INCOME FUND - CLASS A

                            PERFORMANCE CALCULATION
                FOR THE FISCAL PERIOD ENDED SEPTEMBER 30, 1995


Average Annual Total Return:


                               P(1 + T)/n/ = ERV

Where:    P       =    A hypothetical initial payment of $1,000
          T       =    Average annual total return
          n       =    Number of years
          ERV     =    Ending redeemable value of a hypothetical $1,000 payment
                       made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

                  one-year = P(1 + .1266)/1/ = ERV = 1,126.60

                     five-year = P(1 + T)/5/ = ERV =  N/A

                                            /457/
            since inception = P(1 + (.1206))/365/ = ERV = 1,153.23

                                                              Exhibit 16(l)





                       GROWTH AND INCOME FUND - CLASS B

                            PERFORMANCE CALCULATION
                FOR THE FISCAL PERIOD ENDED SEPTEMBER 30, 1995


Average Annual Total Return:


                               P(1 + T)/n/ = ERV

Where:    P       =    A hypothetical initial payment of $1,000
          T       =    Average annual total return
          n       =    Number of years
          ERV     =    Ending redeemable value of a hypothetical $1,000 payment
                       made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

                  one-year = P(1 + .1442)/1/ = ERV = 1,144.20

                     five-year = P(1 + T)/5/ = ERV =  N/A

                                            /452/
            since inception = P(1 + (.1332))/365/ = ERV = 1,167.48